 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2006

OLYMPIC WEDDINGS INTERNATIONAL INC.
(Exact name of small business issuer in its charter)
Nevada	333-128614	98-0441869
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1453 Johnston Road, 71510 White Rock V4B 5J5 British Columbia, Canada (604) 605-8991
(Address and telephone number of principal executive offices)
1453 Johnston Road, 71510 White Rock V4B 5J5 British Columbia, Canada (604) 605-8991

 (Address of principal place of business or intended principal place of business)

Nevada Agency and Trust Company

50 West Liberty, Suite 880 Reno, Nevada 89501

(775) 322-0626

(Name, address and telephone number of agent for service)

W. Scott Lawler, Esq. 41877 Enterprise Circle North, Suite 220 Temecula, California 92590 (951) 506-8888
(Copies of All Communications To)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Miller & McCollom audited the consolidated financial statements of the registrant from November 9, 2004 to July 31, 2005.  On June 19, 2006, Miller & McCollom resigned as our independent auditor.  The audit committee of the registrant did not participate in Miller & McCollom’s decision to resign.

Miller & McCollom’s reports for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was approved by the board of directors of the registrant.

There were no disagreements with the former accountant, on any matter of accounting principal or practices, financial statement disclosure, or auditing scope or procedure.

As of June 19, 2006, the registrant has engaged the firm of Schumacher & Associates Inc. as its new principal accountant to audit the registrant’s financial statements.

SIGNATURES

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

Exhibit 16.1

Letter from Miller and McCollom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

June 26, 2006

OLYMPIC WEDDINGS INTERNATIONAL INC.

By:

/s/ Brent Sheppard

Title:

President

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